Other non-financial liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2026	Dec. 31, 2025
Other Non-Financial Liabilities [Line Items]
Compensation-related liabilities	$ 6,074	$ 7,190
of which: net defined benefit liability	601	615
Current tax liabilities	1,241	924
Deferred tax liabilities	360	351
VAT, withholding tax and other tax payables	955	938
Deferred income	599	718
Other	173	139
Total other non-financial liabilities	$ 9,402	$ 10,260